SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 19, 2004

(Date of report)

Checkers Drive-In Restaurants, Inc.

(Exact name of Registrant as specified in its charter)

Commission file number 0-19649

Delaware	58-1654960
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification no.)

4300 West Cypress Street Suite 600 Tampa, FL	33607
(Address of principal executive offices)	(Zip code)

(813) 283-7000

(Registrant’s telephone number, including area code)

ITEM	9. REGULATION FD DISCLOSURE

On July 19, 2004, the Registrant issued a news release entitled “Checkers®/Rally’s® Offers Chance to Wave Green Flag at NASCAR’s® Brickyard 400® - Sweepstakes & Instant Win Game brings racing excitement to double drive-thrus”, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkers Drive-In Restaurants, Inc.
(Registrant)

Date: July 19, 2004	By:	/s/ Keith E. Sirois
	Name:	Keith E. Sirois
	Title:	Director, CEO and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 19, 2004